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                                                                      EXHIBIT 21

                         COMPREHENSIVE CARE CORPORATION

                            SCHEDULE OF SUBSIDIARIES

                                                                                        STATE OF
SUBSIDIARY NAME                                                                         INCORPORATION
---------------                                                                         -------------
N.P.H.S., Inc.                                                                          California

CareManor Hospital of Washington, Inc.                                                  Washington

Trinity Oaks Hospital, Inc.                                                             Texas

CareUnit, Inc.                                                                          California

Starting Point Incorporated                                                             California

CareUnit Hospital of Albuquerque, Inc.                                                  New Mexico

Comprehensive Care Corporation                                                          Nevada

CareUnit Clinic of Washington, Inc.                                                     Washington

CareUnit Hospital of Ohio, Inc.                                                         Ohio

Comprehensive Care Corporation (Canada) Ltd.                                            Canada

CareUnit, Inc.                                                                          Delaware

CMP Properties, Inc.                                                                    Oregon

CareUnit of Florida, Inc.                                                               Florida

Comprehensive Behavioral Care, Inc.                                                     Nevada

Managed Behavioral Healthcare, Inc.                                                     Florida

AccessCare of Washington, Inc.                                                          Washington

CareInstitute                                                                           California